EXHIBIT 26(e)

                         APPLICATION FOR LIFE INSURANCE

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[Logo] Phoenix  PHL VARIABLE INSURANCE COMPANY ("PHOENIX" OR "COMPANY"    For Overnight Delivery     Application for Life Insurance
                PO Box 8027                                               PHL VARIABLE INSURANCE COMPANY                     Part I
                Boston MA 02266-8027                                      30 Dan Road, Suite 8027
                Underwriting Service Center                               Canton MA 02021-2809
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SECTION I -- PROPOSED INSURED INFORMATION
Name (First, Middle, Last)                                       Sex                 Date of Birth (mm/dd/yyyy)
                                                                 _ M _ F

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Birth State              Birth Country                    U.S. Citizen        Earned Income       Net Worth      Other Income
                                                          _ Y _ N             $                   $              $

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Social Security Number             Driver's License Number       State          Marital Status
                                                                                _ Single _ Married _ Widowed _ Divorced

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Residence Street Address (include Apt #)          City           State          ZIP Code            Home Telephone #
                                                                                                    (     )
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Email Address

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Current Employer                                  Years of Service                   Current Occupation

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Employer Street Address                           City      State     ZIP Code            Employer's Telephone #
                                                                                          (    )
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Have you used tobacco or nicotine products in any form in the last 10 years? _ Yes _ No
a. If "Yes", check the product(s) used: _ Cigarettes _ Cigars, Pipes, Snuff, Smokeless or Chewing Tobacco, _ Nicotine Patch, Gum
or Lozenge
b. If "Yes", check where appropriate: _ Use Currently _ Date Quit (mm/yyyy) _____________

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SECTION II - OWNERSHIP (INDICATE THE OWNER OF THE POLICY.)
_ A. INSURED (If Insured is Owner, go to Section III)

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_ B. PARTNERSHIP - list all partners. If there is a general partner, complete Partnership Authorization form.
     Name(s) of All Partner(s) (First, Middle, Last)

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Employer's Street Address          City           State          ZIP Code

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_ C. TRUST (If Owner is a Trust, complete Certification of Trust Agreement)

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_ D. OTHER


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Owner's Name (First, Middle, Last)      Social Security Number/Tax ID   Date of Birth (mm/dd/yyyy)  Relationship to Proposed Insured

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Owner's Street Address (include Apt #)  City           State          ZIP Code                 Home Telephone #
                                                                                               (   )

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Email Address

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SECTION III - BENEFICIARY DESIGNATION
UNLESS OTHERWISE SPECIFIED, PAYMENTS WILL BE SHARED EQUALLY BY ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED OR IF
NONE, BY ALL CONTINGENT BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED. ONLY THE OWNER HAS THE RIGHT TO CHANGE THE BENEFICIARY(IES)
UNLESS OTHERWISE STATED.

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Primary Beneficiary(ies)                     Date of Birth            Social Security # or Tax ID#  Relationship to       % Share
Name(s) (First, Middle, Last)                (mm/dd/yyyy)             (if available)                Proposed Insured


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Contingent Beneficiary(ies)                  Date of Birth            Social Security # or Tax ID#  Relationship to       % Share
Name(s) (First, Middle, Last)                (mm/dd/yyyy)             (if available)                Proposed Insured



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SECTION IV - COVERAGE APPLIED FOR
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Plan of Insurance (in features below)                            Face Amount
                                                                 $ ________________________
_ Phoenix 2007 VUL
                                                                 First Year anticipated, BILLED Premium (excluding 1035 Exchange,
                                                                 Lump Sum Funds, etc.)
_ Phoenix Accumulator UL                                         $ ________________________

                                                                 Subsequent Planned Premium
_ Phoenix Universal Life with Guarantee                          $ ________________________ per year

_ Other _____________________________

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LIFE INSURANCE QUALIFICATION TEST: (check one) if none checked, Guideline Premium will apply.
_ Guideline Premium Test
_ Cash Value Accumulation Test (Must always be elected with Phoenix Universal Life with Guarantee)

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RIDERS

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_ Life Plan Options Rider                                      _ Disability Benefit Rider (Disability Waiver of a Specified Amount)
_ Alternate Surrender Value Rider                                    $____________
_ Child Term Rider
_ Family Term Rider                                            _ Other ________________________________________________
_ Living Benefit Rider
_ Guaranteed Extension Rider                                   _ Other ________________________________________________

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FEATURES

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_ Increasing Term Protection Rider (Individual Increasing Term Rider)    DEATH BENEFIT OPTION: (check one) if none checked,
  (available only with Death Benefit Option A)                             Option A will apply.
     ANNUAL RIDER INCREASE OPTIONS                                           _ Option A: Level
       _ Percentage Increase _________%                                      _ Option B: Increasing
       _ Fixed Dollar Increase $___________                              _ Other ________________________________________________
       _ Increase Equal to Premiums Paid                                 _ Other ________________________________________________
_ Level Term Protection (Individual Level Term Rider)                    _ Other ________________________________________________
    Supplemental Face Amount $________________________

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SECTION V - SPECIAL REQUEST
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TEMPORARY MONEY MARKET ALLOCATION
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If the state of issue does not require refund of premium during the Right To Cancel Period, but you prefer to temporarily allocate your premiums to the Money Market subaccount until the end of the Right to Cancel Period, as stated in the policy, indicate: _ Yes _ No
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TELEPHONE/ELECTRONIC AUTHORIZATION
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By checking the "Yes" box below, the Owner authorizes and directs the Company to act upon telephone or electronic instructions from me and/or my licensed representative who can furnish proper identification. The Company will use reasonable procedures to confirm that these instruction are authorized and genuine. As long as these procedures are followed, the Company and its affiliate and their directors, trustees, officers, employees, and licensed representatives will be held harmless for any claims, liability, loss or cost. _ Yes _ No
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SECTION VI - SUITABILITY
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THIS SECTION APPLIES ONLY TO VARIABLE LIFE INSURANCE PRODUCTS:
DO YOU UNDERSTAND THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN CONDITIONS AND THE DEATH BENEFIT AND CASH VALUES
UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING
INVESTMENT OPTIONS?                                                                                            _ YES _ NO

DO YOU BELIEVE THAT THE VARIABLE LIFE POLICY YOU ARE PURCHASING IS SUITABLE TO MEET YOUR FINANCIAL OBJECTIVES? _ YES _ NO
MY SIGNATURE IN THE SIGNATURE SECTION OF THIS APPLICATION ACKNOWLEDGES THAT (A) I UNDERSTAND THAT A VARIABLE LIFE INSURANCE
POLICY IS NOT AN APPROPRIATE INVESTMENT VEHICLE FOR A SHORT TERM TRADING STRATEGY OR SHORT TERM SAVINGS AND (B) I CONFIRM THAT I
HAVE RECEIVED THE PROSPECTUS FOR THE VARIABLE LIFE POLICY I AM PURCHASING.
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ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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SECTION VII - MODE OF PREMIUM PAYMENT
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_ Annual _ Semi-Annual _ Quarterly _ Phoenix Check-O-Matic Service (PCS) Minimum Monthly Payment - $25.00

Multiple Billing Option - Give # or Details

_ List Bill _ Employee Insurance Counseling Service (EICS) _ Salary Allotment _ Pension _ Money Purchase Pension

_ Other __________________________________________________________________________________________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:
Existing Policy Number or PCS File Number _________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my (our) checking account and the financial institution as shown on the attached voided check below.

INFORMATION FOR NEW ACCOUNT
Attach a void check to furnish encoding details.
If the payor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.

Attach Void
Check Here

Signature of depositor (if different from owner) ____________________________________________________________________
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SEND ADDITIONAL PREMIUM NOTICES TO:
Name (First, Middle, Last) _____________________________________________________________________________________
Street Address _______________________________________________________________________________________________
City _______________________________________ State ______ ZIP Code ______ Relationship to Owner ____________________
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SECTION VIII - EXISTING LIFE INSURANCE
_ Yes _ No    1. Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicant(s) or the insured(s) or the owner(s) or the annuitant?
_ Yes _ No    2. With this policy, do you plan to replace (in whole or in part) now or in the future any existing life insurance or annuity contract in force with this policy?
_ Yes _ No    3. Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) pay any initial or subsequent premium(s) for this policy?
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For all "Yes" answers above, please provide the following information. IF NO COVERAGE IN FORCE, CHECK HERE _
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Company                  Issue Date          Plan           Amount              Pers/Bus            Replacing
                          (mm/yyyy)
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                                                                                                        Y N
                                                            $                    _ _                    _ _
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                                                            $                    _ _                    _ _

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                                                            $                    _ _                    _ _

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                            Total Life Insurance in force   $
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SECTION IX - MEDICAL TRANSFER STATEMENT (Complete when submitting medical examinations of another insurance company.)
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I request that Phoenix review and consider the exam conducted by the Life Insurance Company listed below in evaluating my application.
I authorize Phoenix to receive and review such application, and authorize my producer, broker or other life insurance company to provide such application to Phoenix.

1. Name of the insurance company for which examination(s) was made
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2. Date of examination (mm/dd/yyyy)
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3. To the best of your knowledge and belief, are the statements in the examination true, accurate and complete as of today?
   _ Yes   _ No
   If "No", please explain.

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4. Have you consulted a medical doctor or other practitioner since the above examination? (If "Yes", complete Section X)
   _ Yes   _ No

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SECTION X - MEDICAL HISTORY (NOT NECESSARY TO COMPLETE IF MEDICAL OR PARAMEDICAL EXAM HAS BEEN ORDERED)
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Current Height           Current Weight                          Has your weight changed by 10 pounds or more in the past 2 years?
                                                                 If "yes", how much ______ pounds    _ Gain   _ Loss
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FAMILY HISTORY:  Age if   Age at  If alive, indicate health      FAMILY HISTORY:  Age if   Age at  If alive, indicate health
                 Alive    Death   problems or if deceased,                        Alive    Death   problems or if deceased,
                                  indicate cause of death:                                         indicate cause of death:
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Father _ Alive                                                   Mother _ Alive
       _ Deceased                                                       _ Deceased
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Personal Physician: Please provide the name and address of       Has anyone in your immediate family developed any hereditary
your personal physician or health care provider, date of most    condition, cancer, or heart disease before age 60? _ Yes (please
recent visit, reason for visit, and results of treatment         provide details below) _ No
(if any):


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To the best of your knowledge and belief, have you ever had,     Please provide details of "Yes" answers (include question
or been told by a physician or other health care provider        number, diagnosis, date of occurrence, current status,
that you have:                                                   hospital or treating physician's name and address). Use
                                                                 Application Part II Addendum if additional space is
                                                                 necessary to record all details.
1. High blood pressure or hypertension?                               _ Yes _ No
2. Pain, pressure, or discomfort in the chest, angina pectoris,
palpitations, swelling of the ankles, or undue shortness of breath?   _ Yes _ No
3. Heart disease, coronary artery disease, cardiomyopathy, heart failure, atrial fibrillation, heart rhythm abnormality, heart murmur,
congenital heart disease or valvular heart disease?                   _ Yes _ No
4. Peripheral vascular disease, claudication, narrowing or blockage
of arteries or veins?                                                 _ Yes _ No
5. Asthma, pulmonary fibrosis, chronic cough, emphysema,
pneumonia, or any other lung disease?                                 _ Yes _ No
6. Neurologic disease, seizures, fainting, falls, concussion, stroke, transient ischemic attack (TIA), tremor, neuropathy, weakness, paralysis, Parkinson's disease, memory loss, dementia, or any
other disease of the brain or nervous system?                         _ Yes _ No
7. Depression, bipolar disorder, schizophrenia, anxiety, or
other psychiatric illness?                                            _ Yes _ No
8. Arthritis, lupus, or any musculoskeletal or skin disorder?         _ Yes _ No
9. Ulcers, abdominal pain, colitis, Crohn's disease, gall bladder disease, liver disease, hepatitis, jaundice, pancreatitis, or any
other disease of the gastrointestinal system?                         _ Yes _ No
10. Diabetes, kidney disease, kidney stones, bladder disorder,
prostate disorder, protein or blood in the urine?                     _ Yes _ No
11. Endocrine disorder, including disorder of the thyroid, parathyroid,
adrenal, or pituitary glands?                                         _ Yes _ No
12. Anemia, bleeding or clotting disorder, or any other disorder of
the blood (excluding Human Immunodeficiency Virus) or bone marrow?    _ Yes _ No
13. Cancer of any type, tumor (benign or malignant), leukemia,
lymphoma, or Hodgkin's disease?                                       _ Yes _ No
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14. Are you taking any kind of medicine, therapy, or treatment
regularly or at frequent intervals?                                   _ Yes _ No
15. Have you ever been treated for alcoholism or been advised to
limit or stop your use of alcohol?                                    _ Yes _ No
16. Have you ever used narcotics, barbiturates, amphetamines, hallucinogens, or any prescription drug except in accordance
with a physician's instructions?                                      _ Yes _ No
17. Have you ever been a patient in any hospital, treatment center, or
similar facility within the last 10 years?                            _ Yes _ No
18. Have you had, or been advised to have, any surgery, X-rays, electrocardiograms, blood studies (excluding Human Immunodeficiency
Virus or AIDS tests), or other tests within the last 5 years?         _ Yes _ No
19. Other than above, have you had any other physical or psychological disorder or been treated by a physician or other health care provider
for any reason within the past 5 years?                               _ Yes _ No
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Phoenix reserves the right to require additional medical information, medical examination or testing to complete the underwriting process.
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SECTION XI - AUTHORIZATION TO OBTAIN INFORMATION
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I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic or other medically-related facility, insurance company or the Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to PHL Variable Insurance Company (Phoenix), or its reinsurers. The information requested may include information regarding diagnosis and treatment of physical or mental condition, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to Phoenix or its reinsurers any of my information relating to alcohol use, drug use and mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy.
Information that is not personally identifiable may be used for insurance statistical studies.

To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative
Consumer Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 30 months (24 months in, Colorado, Iowa, Kansas, Kentucky, Oklahoma, West
Virginia, Wyoming) from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original.This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

_ I DO _ I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.
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SECTION XII - SIGNATURE
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I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in Part I or and in Part II of this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind the Company unless stated in Part I and/or Part II of this application, (not applicable in ND and SD) and 2) the Licensed
Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred:
1) the policy has been issued by the Phoenix; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insured; 3) all the representations made in the application remain true, complete and accurate as of the date the policy is delivered; 4) the Insured is alive when the policy is delivered, and 5) as of the date of delivery of the policy, there has been no change in the health of any proposed insured that would change the answers to any of the questions in the application.

I understand that if there is any change in my health or physical condition, or if I visit a physician or am hospitalized, subsequent to the date I complete the application or provide any information to be contained in the application, I will inform
Phoenix as soon as possible.

Under penalty of perjury, I confirm that 1) the Social Security or Tax Identification Number shown is correct, and 2) that I am not subject to back-up withholding. If I have applied for the Living Benefit Rider, I confirm that I have received a copy of the disclosure form, Summary of Coverage for Accelerated Benefit Rider.
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Proposed Insured's Signature       STATE SIGNED IN     Witness Signature(Must be signed in presence of          Date
                                                       Proposed Insured)                                        (mm/dd/yyyy)

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Owner's Signature
(if other than Proposed Insured)   STATE SIGNED IN     Witness Signature (Must be signed in presence of         Date
                                                       Owner)                                                   (mm/dd/yyyy)

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Parent's Signature
(for minor insured)                STATE SIGNED IN     Witness Signature (Must be signed in presence of         Date
                                                       Owner)                                                   (mm/dd/yyyy)

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Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction. (Not applicable in AR, DC, FL, LA, ME, MA, NJ, NM, NY, OH, OR, PA, TX, VA and WA).

In AR and LA any person who knowingly presents a false or fraudulent claim for payments of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

In DC, WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR
ANY OTHER PERSON, PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, ANY INSURER MAY DENY INSURANCE BENEFITS IF FALSE
INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

In OH, any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.
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Licensed Producer's Name (Print First, Middle, Last)             Licensed Producer's Email Address
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Licensed Producer's Signature                Date                Licensed Producer's I.D. #    Licensed Producer's Telephone #
                                             (mm/dd/yyyy)                                      (     )
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